UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2005
Date of Report (Date of earliest event reported)

COLLEGE PARTNERSHIP, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-30323	84-1416023
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 South Allison Parkway, Suite 100, Lakewood, CO 80225
(Address of principal executive offices) (Zip Code)

(303) 804.0155
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)  On November 14, 2005 the Company announced that William H.Waldrop has resigned as President, Chief Operating Officer and a Director of College Partnership, Inc. College Partnership has recently initiated a search for a Chief Executive Officer. Mr. Waldrop’s responsibilities have been assumed in the interim by College Partnership’s  Co-founder and Chairman of the Board, John J. Grace.

Item 9.01 Financial Statements and Exhibits

Financial Statements

None

Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                           COLLEGE PARTNERSHIP, INC.

Dated: November 14, 2005                                               By: /s/ John J. Grace
                                                                                            -----------------------------------------

                                                                                            John J. Grace, Chairman